UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2011

Kensey Nash Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

735 Pennsylvania Drive, Exton, Pennsylvania 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In a Form 8-K, dated May 24, 2011, filed by Kensey Nash Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 27, 2011 (the “Original 8-K”; the Original 8-K as amended by Amendment No. 1 to the Original 8-K, filed with the SEC on August 5, 2011, the “Amended 8-K”), the Company attached as Exhibit 10.1 a partially redacted copy of the Supply Agreement, dated as of May 24, 2011, by and between KNC NOR Acquisition Sub, Inc. and Synthes USA Sales, LLC (the “Supply Agreement”). This Amendment No. 2 to the Amended 8-K is being filed by the Company in connection with its withdrawal of its application for confidential treatment with respect to some, but not all, redacted portions of the Supply Agreement for which the Company had previously sought confidential treatment pursuant to an application under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under the Securities Act of 1933. A revised redacted copy of the Supply Agreement that includes previously redacted information as to which the Company has withdrawn its request for confidential treatment is attached as Exhibit 10.1 to this Amendment No. 2.

Except as described above and set forth herein, no modifications have been made to information contained in the Amended 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K (except as expressly set forth in Amendment No. 1 thereto). This Amendment No. 2 should be read in conjunction with the Amended 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited and unaudited financial statements as required by Item 9.01(a) have been previously filed as Exhibit 99.2 to this Current Report on Form 8-K.

(i.)	Report of Independent Auditors.

(ii.)	The Audited Statement of Assets Acquired and Liabilities Assumed of Norian as of December 31, 2010, the Statement of Net Revenues and Direct Costs and Operating Expenses of Norian and the accompanying notes thereto for the Year Ended December 31, 2010, and the Unaudited Statement of Assets Acquired and Liabilities Assumed of Norian as of March 31, 2011, the Statements of Net Revenues and Direct Costs and Operating Expenses of Norian and the accompanying notes thereto for the Three Months Ended March 31, 2011 and 2010.

(b)	Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as required by Item 9.01(b), giving effect to the Company’s acquisition of certain operational assets and certain liabilities relating to the business and product lines of Norian (the “Norian Business”) as if the acquisition had been completed on March 31, 2011, and supplemental forward-looking information have been previously filed as Exhibit 99.3 to this Current Report on Form 8-K.

(i.)		Unaudited Pro Forma Condensed Consolidated Balance Sheet and accompanying Notes of Kensey Nash Corporation as of March 31, 2011.

(ii.	)	Supplemental Forward-Looking Information Regarding the Net Asset Acquisition of the Norian Business.

(d)	Exhibits

2.1	Asset Purchase Agreement by and between Norian Corporation, KNC NOR Acquisition Sub, Inc. and Kensey Nash Corporation, a Delaware corporation, dated May 24, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).*

2.2	Agreement of Sale (for 1230 Wilson Drive, West Chester, Pennsylvania) by and between Norian Corporation and KNC NOR Acquisition Sub, Inc., dated May 24, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).*

10.1	Supply Agreement by and between Synthes USA Sales, LLC, and KNC NOR Acquisition Sub, Inc., dated May 24, 2011, as amended by the First Amendment thereto, dated July 2011.**

23.1	Consent of Independent Auditors, Ernst & Young LLP (previously filed as an exhibit to this Current Report on Form 8-K).

99.1	Press Release of Kensey Nash Corporation dated May 24, 2011 (previously furnished with this Current Report on Form 8-K).

99.2	Audited Statement of Assets Acquired and Liabilities Assumed and Statement of Net Revenue and Direct Costs and Operating Expenses of the Norian Business as of and for the year ended December 31, 2010, the accompanying notes thereto and the related Report of the Independent Auditors, the Unaudited Statement of Assets Acquired and Liabilities Assumed as of the Three Months Ended March 31, 2011 and Statements of Net Revenue and Direct Costs and Operating Expenses of the Norian Business as of and for the Three Months Ended March 31, 2011 and 2010 (previously filed as an exhibit to this Current Report on Form 8-K).

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Kensey Nash Corporation as of March 31, 2011 and the accompanying notes thereto and Supplemental Forward-looking Information Regarding the Net Asset Acquisition of the Norian Business (previously filed as an exhibit to this Current Report on Form 8-K).

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

**	Portions of this exhibit were omitted and have been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/s/ Michael Celano
Michael Celano
Chief Financial Officer

Dated: September 9, 2011